SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 26, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-16A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904-13              74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000
                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-16A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of July 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On August 26, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  September 4, 2002       By:    /s/  Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 26, 2002



                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-16A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    August 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      148,363,000.00    148,363,000.00     1,236,061.56     540,514.16   1,776,575.72     0.00         0.00      147,126,938.44
IIA1      37,843,000.00     37,843,000.00       960,221.12     175,023.88   1,135,245.00     0.00         0.00       36,882,778.88
IIIA1     66,580,000.00     66,580,000.00        29,877.29     231,642.92     261,520.21     0.00         0.00       66,550,122.71
IVA1      20,000,000.00     20,000,000.00       598,817.89      96,666.67     695,484.56     0.00         0.00       19,401,182.11
IVA2      83,044,000.00     83,044,000.00     2,486,411.65     441,171.25   2,927,582.90     0.00         0.00       80,557,588.35
VA1       22,579,000.00     22,579,000.00         5,517.45      91,256.79      96,774.24     0.00         0.00       22,573,482.55
IB1        2,683,000.00      2,683,000.00         1,165.70       9,215.71      10,381.41     0.00         0.00        2,681,834.30
IB2        2,209,000.00      2,209,000.00           959.76       8,084.62       9,044.38     0.00         0.00        2,208,040.24
IIB1       3,759,000.00      3,759,000.00         1,905.17      20,924.49      22,829.66     0.00         0.00        3,757,094.83
IIB2       3,030,000.00      3,030,000.00         1,535.70      16,866.51      18,402.21     0.00         0.00        3,028,464.30
B3         3,589,000.00      3,589,000.00         1,704.80      17,863.04      19,567.84     0.00         0.00        3,587,295.20
B4         4,204,000.00      4,204,000.00         1,996.93      20,924.00      22,920.93     0.00         0.00        4,202,003.07
B5         1,199,000.00      1,199,000.00           569.53       5,967.62       6,537.15     0.00         0.00        1,198,430.47
B6         1,417,480.00      1,417,480.00           673.32       7,055.03       7,728.35     0.00         0.00        1,416,806.68
R                100.00            100.00           100.00           0.42         100.42     0.00         0.00                0.00
P1                 0.00              0.00             0.00           0.00           0.00     0.00         0.00                0.00
P2                 0.00              0.00             0.00           0.00           0.00     0.00         0.00                0.00
TOTALS   400,499,580.00    400,499,580.00     5,327,517.87   1,683,177.11   7,010,694.98     0.00         0.00      395,172,062.13

IA2      148,363,000.00    148,363,000.00             0.00      86,545.08      86,545.08     0.00         0.00      147,126,938.44
IIA2       7,700,954.00      7,700,954.00             0.00      35,616.91      35,616.91     0.00         0.00        7,505,469.88
IIIA2     42,561,807.00     42,561,807.00             0.00     148,079.62     148,079.62     0.00         0.00       42,542,384.51
IVA3       7,801,459.00      7,801,459.00             0.00      37,707.05      37,707.05     0.00         0.00        7,567,724.45
VA2        5,788,258.00      5,788,258.00             0.00      23,394.21      23,394.21     0.00         0.00        5,786,766.26
IB1X       2,683,000.00      2,683,000.00             0.00       2,124.04       2,124.04     0.00         0.00        2,681,834.30
IB2X       2,209,000.00      2,209,000.00             0.00       1,251.77       1,251.77     0.00         0.00        2,208,040.24

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1       86358RX36    1,000.00000000       8.33133301    3.64318705      11.97452006    991.66866699      IA1         4.371824 %
IIA1      86358RX51    1,000.00000000      25.37381074    4.62500013      29.99881088    974.62618926      IIA1        5.550000 %
IIIA1     86358R2E6    1,000.00000000       0.44874272    3.47916672       3.92790943    999.55125728      IIIA1       4.175000 %
IVA1      86358R2G1    1,000.00000000      29.94089450    4.83333350      34.77422800    970.05910550      IVA1        5.800000 %
IVA2      86358R2H9    1,000.00000000      29.94089459    5.31250000      35.25339459    970.05910541      IVA2        6.375000 %
VA1       86358RX77    1,000.00000000       0.24436202    4.04166659       4.28602861    999.75563798      VA1         4.850000 %
IB1       86358RX93    1,000.00000000       0.43447633    3.43485278       3.86932911    999.56552367      IB1         4.121824 %
IB2       86358RY35    1,000.00000000       0.43447714    3.65985514       4.09433228    999.56552286      IB2         4.391824 %
IIB1      86358RY50    1,000.00000000       0.50682894    5.56650439       6.07333333    999.49317106      IIB1        6.679806 %
IIB2      86358RY68    1,000.00000000       0.50683168    5.56650495       6.07333663    999.49316832      IIB2        6.679806 %
B3        86358RY76    1,000.00000000       0.47500697    4.97716356       5.45217052    999.52499303      B3          5.972597 %
B4        86358RY92    1,000.00000000       0.47500714    4.97716461       5.45217174    999.52499286      B4          5.972597 %
B5        86358RZ26    1,000.00000000       0.47500417    4.97716430       5.45216847    999.52499583      B5          5.972597 %
B6        86358RZ34    1,000.00000000       0.47501199    4.97716370       5.45217569    999.52498801      B6          5.972597 %
R         86358RY84    1,000.00000000   1,000.00000000    4.20000000   1,004.20000000      0.00000000      R           5.071824 %
TOTALS                 1,000.00000000      13.30218092    4.20269382      17.50487474    986.69781908

IA2       86358RX44    1,000.00000000       0.00000000    0.58333331       0.58333331    991.66866699      IA2         0.700000 %
IIA2      86358RX69    1,000.00000000       0.00000000    4.62499971       4.62499971    974.61559698      IIA2        5.550000 %
IIIA2     86358R2F3    1,000.00000000       0.00000000    3.47916666       3.47916666    999.54366388      IIIA2       4.175000 %
IVA3      86358R2J5    1,000.00000000       0.00000000    4.83333310       4.83333310    970.03963618      IVA3        5.800000 %
VA2       86358RX85    1,000.00000000       0.00000000    4.04166677       4.04166677    999.74228170      VA2         4.850000 %
IB1X      86358RY27    1,000.00000000       0.00000000    0.79166605       0.79166605    999.56552367      IB1X        0.950000 %
IB2X      86358RY43    1,000.00000000       0.00000000    0.56666818       0.56666818    999.56552286      IB2X        0.680000 %
-------------------------------------------------------------------------------------------------    ----------------------------

                                      -6-


If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------



Total Scheduled Principal Amounts                       191,570.12
        Group 1 Scheduled Principal Amounts             68,574.77
        Group 2 Scheduled Principal Amounts             25,219.12
        Group 3 Scheduled Principal Amounts             33,198.69
        Group 4 Scheduled Principal Amounts             61,967.30
        Group 5 Scheduled Principal Amounts             2,610.24

Total Unscheduled Principal Amounts                     5,135,947.75
        Group 1 Unscheduled Principal Amounts           1,171,701.37
        Group 2 Unscheduled Principal Amounts           936,313.40
        Group 3 Unscheduled Principal Amounts           -1,594.82
        Group 4 Unscheduled Principal Amounts           3,026,484.79
        Group 5 Unscheduled Principal Amounts           3,043.01

Total Net Liquidation Proceeds                          0.00
        Group 1 Net Liquidation Proceeds                0.00
        Group 2 Net Liquidation Proceeds                0.00
        Group 3 Net Liquidation Proceeds                0.00
        Group 4 Net Liquidation Proceeds                0.00
        Group 5 Net Liquidation Proceeds                0.00

Total Insurance Proceeds                                0.00
        Group 1 Insurance Proceeds                      0.00
        Group 2 Insurance Proceeds                      0.00
        Group 3 Insurance Proceeds                      0.00
        Group 4 Insurance Proceeds                      0.00
        Group 5 Insurance Proceeds                      0.00

Aggregate Advances                                      0.00
        Group 1 Aggregate Advances                      0.00
        Group 2 Aggregate Advances                      0.00
        Group 3 Aggregate Advances                      0.00
        Group 4 Aggregate Advances                      0.00
        Group 5 Aggregate Advances                      0.00

Ending Principal Balance                                395,172,062.65
        Group 1 Ending Principal Balance                156,593,031.73
        Group 2 Ending Principal Balance                38,957,251.95
        Group 3 Ending Principal Balance                70,201,015.51
        Group 4 Ending Principal Balance                105,608,221.78
        Group 5 Ending Principal Balance                23,812,541.68

Current Period Realized Losses                          0.00
        Group 1 Current Period Realized Losses          0.00
        Group 2 Current Period Realized Losses          0.00
        Group 3 Current Period Realized Losses          0.00
        Group 4 Current Period Realized Losses          0.00
        Group 5 Current Period Realized Losses          0.00

Fraud Loss Limit                                        12014987.00
Bankruptcy Loss Loss Limit                              150000.00
Special Hazard Loss Loss Limit                          8,000,000.00


Bankruptcy Losses                                       0.00
        Group 1 Bankruptcy Losses                       0.00
        Group 2 Bankruptcy Losses                       0.00
        Group 3 Bankruptcy Losses                       0.00
        Group 4 Bankruptcy Losses                       0.00
        Group 5 Bankruptcy Losses                       0.00

Fraud Losses                                            0.00
        Group 1 Fraud Losses                            0.00
        Group 2 Fraud Losses                            0.00
        Group 3 Fraud Losses                            0.00
        Group 4 Fraud Losses                            0.00
        Group 5 Fraud Losses                            0.00




Special Hazard Losses                                   0.00
        Group 1 Special Hazard Losses                   0.00
        Group 2 Special Hazard Losses                   0.00
        Group 3 Special Hazard Losses                   0.00
        Group 4 Special Hazard Losses                   0.00
        Group 5 Special Hazard Losses                   0.00

Servicing Fees                                          102,062.20
Trustee Fees                                            1,835.62
Master Service Fee                                      0.00


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
Category                Number     Principal Balance               Percentage
1 Month                   1              280,800.00                  0.18 %
2 Month                   0                    0.00                  0.00 %
3 Month                   0                    0.00                  0.00 %
Total                     1              280,800.00                  0.18 %


 Group 2
Category                Number     Principal Balance               Percentage
1 Month                   0                    0.00                  0.00 %
2 Month                   0                    0.00                  0.00 %
3 Month                   0                    0.00                  0.00 %
Total                     0                    0.00                  0.00 %

 Group 3
Category                Number     Principal Balance               Percentage
1 Month                   0                    0.00                  0.00 %
2 Month                   0                    0.00                  0.00 %
3 Month                   0                    0.00                  0.00 %
Total                     0                    0.00                  0.00 %

 Group 4
Category                Number     Principal Balance               Percentage
1 Month                    1              284,000.00                  0.27 %
2 Month                    0                    0.00                  0.00 %
3 Month                    0                    0.00                  0.00 %
Total                      1              284,000.00                  0.27 %

 Group 5
Category                Number     Principal Balance               Percentage
1 Month                     0                    0.00                  0.00 %
2 Month                     0                    0.00                  0.00 %
3 Month                     0                    0.00                  0.00 %
 Total                      0                    0.00                  0.00 %

 Group Totals
Category                Number     Principal Balance               Percentage
1 Month                     2              564,800.00                  0.14 %
2 Month                     0                    0.00                  0.00 %
3 Month                     0                    0.00                  0.00 %
 Total                      2              564,800.00                  0.14 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 2
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 3
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 4
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 5
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
Group Totals
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %





Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans
 Group 1
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 2
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 3
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 4
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 5
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
Group Totals
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %

Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                     0.00
Class ia2 shortfall                     0.00
Class iia1 shortfall                    0.00
Class iia2 shortfall                    0.00
Class iiia1 shortfall                   0.00
Class iiia2 shortfall                   0.00
Class iva1 shortfall                    0.00
Class iva2 shortfall                    0.00
Class iva3 shortfall                    0.00
Class va1 shortfall                     0.00
Class va2 shortfall                     0.00
Class ib1 shortfall                     0.00
Class ib1x shortfall                    0.00
Class ib2 shortfall                     0.00
Class ib2x shortfall                    0.00
Class iib1 shortfall                    0.00
Class iib2 shortfall                    0.00
Class b3 shortfall                      0.00
Class b4 shortfall                      0.00
Class b5 shortfall                      0.00
Class b6 shortfall                      0.00
Class r shortfall                       0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls
Class ia1 shortfall                     0.00
Class ia2 shortfall                     0.00
Class iia1 shortfall                    0.00
Class iia2 shortfall                    0.00
Class iiia1 shortfall                   0.00
Class iiia2 shortfall                   0.00
Class iva1 shortfall                    0.00
Class iva2 shortfall                    0.00
Class iva3 shortfall                    0.00
Class va1 shortfall                     0.00
Class va2 shortfall                     0.00
Class ib1 shortfall                     0.00
Class ib1x shortfall                    0.00
Class ib2 shortfall                     0.00
Class ib2x shortfall                    0.00
Class iib1 shortfall                    0.00
Class iib2 shortfall                    0.00
Class b3 shortfall                      0.00
Class b4 shortfall                      0.00
Class b5 shortfall                      0.00
Class b6 shortfall                      0.00
Class r shortfall                       0.00

Total Relief Act
Class ia1 Relief Act Shortfall          0.00
Class ia2 Relief Act Shortfall          0.00
Class iia1 Relief Act Shortfall         0.00
Class iia2 Relief Act Shortfall         0.00
Class iiia1 Relief Act Shortfall        0.00
Class iiia2 Relief Act Shortfall        0.00
Class iva1 Relief Act Shortfall         0.00
Class iva2 Relief Act Shortfall         0.00
Class iva3 Relief Act Shortfall         0.00
Class va1 Relief Act Shortfall          0.00
Class va2 Relief Act Shortfall          0.00
Class ib1 Relief Act Shortfall          0.00
Class ib1x Relief Act Shortfall         0.00
Class ib2 Relief Act Shortfall          0.00
Class ib2x Relief Act Shortfall         0.00
Class b3 Relief Act Shortfall           0.00
Class b4 Relief Act Shortfall           0.00
Class b5 Relief Act Shortfall           0.00
Class b6 Relief Act Shortfall           0.00
Class iib1 Relief Act Shortfall         0.00
Class iib2 Relief Act Shortfall         0.00
Class r Relief Act Shortfall            0.00

Total PPIS Act
Class ia1 PPIS Act Shortfall            0.00
Class ia2 PPIS Act Shortfall            0.00
Class iia1 PPIS Act Shortfall           0.00
Class iia2 PPIS Act Shortfall           0.00
Class iiia1 PPIS Act Shortfall          0.00
Class iiia2 PPIS Act Shortfall          0.00
Class iva1 PPIS Act Shortfall           0.00
Class iva2 PPIS Act Shortfall           0.00
Class iva3 PPIS Act Shortfall           0.00
Class va1 PPIS Act Shortfall            0.00
Class va2 PPIS Act Shortfall            0.00
Class ib1 PPIS Act Shortfall            0.00
Class ib1x PPIS Act Shortfall           0.00
Class ib2 PPIS Act Shortfall            0.00
Class ib2x PPIS Act Shortfall           0.00
Class b3 PPIS Act Shortfall             0.00
Class b4 PPIS Act Shortfall             0.00
Class b5 PPIS Act Shortfall             0.00
Class b6 PPIS Act Shortfall             0.00
Class iib1 PPIS Act Shortfall           0.00
Class iib2 PPIS Act Shortfall           0.00
Class r PPIS Act Shortfall              0.00
